Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-B

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                         06/15/00


        Blended Coupon                               5.6125%


        Excess Protection Level
          3 Month Average   5.56%
          October, 1998   5.96%
          September, 1998   4.38%
          August, 1998   6.34%


        Cash Yield                                  18.93%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.99%


        Over 35 Day Delinquency                      5.16%


        Seller's Interest                            8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $39,561,435,127.71


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,431,640,609.22